UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

Commercial Bancgroup, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-42889	62-1039469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 Cumberland Gap Parkway

Harrogate, Tennessee 37752

(Address of principal executive offices) (Zip code)

(423) 869-5151

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2026, Commercial Bancgroup, Inc., a Tennessee corporation (the “Company”), issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2025 (the “Earnings Release”). A copy of the Earnings Release is included as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

In conjunction with the Earnings Release, the Company also made available an investor presentation of results for the fourth quarter and fiscal year ended December 31, 2025 (the “Presentation”). The Presentation, which is available under the “Investors” section of the Company’s website, located at https://www.cbtn.com/, is included as Exhibit 99.2 to this Report and is incorporated herein by reference. Information on the Company’s website is not, and will not be deemed to be, a part of this Report or incorporated into any other filings the Company may make with the U.S. Securities and Exchange Commission.

The information contained in Item 2.02, including the accompanying exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release of Commercial Bancgroup, Inc., dated January 26, 2026.
99.2	Investor Presentation of Commercial Bancgroup, Inc., dated January 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL BANCGROUP, INC.

Date: January 26, 2026	By:	/s/ Terry L. Lee
Terry L. Lee
President and Chief Executive Officer

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